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                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND

                         Supplement dated June 1, 1998
                      to Prospectus dated August 28, 1997

THE FOLLOWING INFORMATION SUPPLEMENTS THE COVER PAGE AND "FUND HIGHLIGHTS" IN THE PROSPECTUS:

    Shares of the COMMAND Money Fund, COMMAND Tax-Free Fund and COMMAND Government Fund are offered to (i) participants in the COMMANDSM Account and, effective July 1, 1998, the COMMAND PlusSM Account programs, which are available through Prudential Securities Incorporated, and (ii) participants in the Prudential BusinessEdgeSM Account Program (the BusinessEdge program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation (each referred to as a "Broker/Dealer")

THE FOLLOWING INFORMATION SUPPLEMENTS "FUND EXPENSES" IN THE PROSPECTUS:

    The Sections entitled "Shareholder Transaction Expenses" and "Annual Fund Operating Expenses" are supplemented to provide that Prudential BusinessEdgeSM Account charges a maximum annual fee of $250***. The COMMAND PlusSM Account charges a program fee of $150. Beginning July 1, 1998, the COMMAND EssentialsSM Account will no longer be available to new customers; however, exiting COMMAND EssentialsSM Accounts will be considered part of the COMMAND Account Program and will be charged an annual fee of $60.

***The annual fee does not include charges for checks and deposits in excess of BusinessEdge program limits, additional cash transfer services, additional billpay services and charges relating to margin accounts, commercial lines of credit and term loans that may be available in the BusinessEdge program. A Broker/Dealer may, in its sole discretion, waive or reduce the annual fees of the BusinessEdge program and/or the fee associated with a particular product or service, as well as the minimum investment requirements to be eligible for participation in the BusinessEdge program, generally or for specific accounts.

THE SECTION OF THE PROSPECTUS ENTITLED "SHAREHOLDER GUIDE" IS SUPPLEMENTED WITH THE FOLLOWING INFORMATION THAT DESCRIBES HOW SHAREHOLDERS PARTICIPATING IN THE BUSINESSEDGE PROGRAM MAY BUY AND REDEEM SHARES OF THE FUNDS.

    The shares of the Funds are also available to participants in the BusinessEdge program who have placed a minimum of $10,000 in cash and/or securities in a Prudential BusinessEdge Account. For information regarding the BusinessEdge program, including the selection of various BusinessEdge program options, contact a Broker/Dealer. For purposes of effecting an automatic redemption of Fund shares, participants in the BusinessEdge program may use a BusinessEdge Visa(R) Debit Card Account. If margin loans are available and selected as a program option, BusinessEdge participants may utilize such margin loans to satisfy debits to their program Securities Account after the liquidation of all Fund shares in a Securities Account. The remaining provisions of the Sub-Sections entitled "HOW TO BUY SHARES OF THE FUNDS" and "HOW TO SELL YOUR SHARES" are equally applicable to participants in the COMMAND program and the BusinessEdge program.

THE PROVISIONS OF THE PROSPECTUS APPLICABLE TO THE COMMAND PROGRAM ARE EQUALLY APPLICABLE TO THE COMMAND PLUS PROGRAM.